MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA

               ---------------------------------------------------
                        WACHOVIA CREDIT CARD MASTER TRUST
               ---------------------------------------------------


        Listed below is the information which is required to be prepared with respect to the distribution date of April 15, 1999 and with respect to the performance of the Trust during the related Monthly period.

        Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.
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D.      Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
        Original Certificate Principal Amount)

        1.   The amount of the current monthly distribution in respect of
             Class A Monthly Principal                                                                $0.00

        2.   The amount of the currently monthly distribution in respect of
             Class B Monthly Principal                                                                $0.00

        3.   The amount of the currently monthly distribution in respect of
             Collateral Monthly Principal                                                             $0.00

        4.   The amount of the currently monthly distribution in respect of
             Class A Monthly Interest                                                                 $4.40

        5.   The amount of the currently monthly distribution in respect of
             Class A Deficiency Amounts                                                               $0.00

        6.   The amount of the currently monthly distribution in respect of
             Class A Additional Interest                                                              $0.00

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        7.   The amount of the currently monthly distribution in respect of
             Class B Monthly Interest                                                                 $4.49


        8.   The amount of the currently monthly distribution in respect of
             Class B Deficiency Amounts                                                               $0.00

        9.   The amount of the currently monthly distribution in respect of
             Class B Additional Interest                                                              $0.00

        10.  The amount of the currently monthly distribution in respect of
             Collateral Monthly Interest                                                              $4.60

        11.  The amount of the currently monthly distribution in respect of any
             accrued and unpaid Collateral Monthly Interest                                           $0.00


E.      Information Regarding the Performance of the Trust
        --------------------------------------------------

        1.   Collection of Principal Receivables
             -----------------------------------

             (a)   The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were
                   allocated in respect of the Class A Certificates                          $50,317,207.66

             (b)   The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were
                   allocated in respect of the Class B Certificates                           $2,959,835.74
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             (c)   The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which are
                   allocated in respect of the Collateral Interest                           $3,100,780.30

        2.   Principal Receivables in the Trust

             (a)   The aggregate amount of Principal Receivables in the
                   Trust as of the end of the day on the last day of the
                   related Monthly Period                                                 $1,594,847,651.51

             (b)   The amount of Principal Receivables in the Trust represented by the Investor Interest of Series 1995-1 as of the end of
                   the day on the last day of the related Monthly Period                    $500,000,000.00

             (c)   The amount of Principal Receivables in the Trust represented by the Series 1995-1 Adjusted Investor Interest as of the end
                   of the day on the last day of the related Monthly Period                 $500,000,000.00

             (d)   The amount of Principal Receivables in the Trust represented by the Class A Investor Interest as of the end of the day on
                   the last day of the related Monthly Period                               $446,250,000.00

             (e)   The amount of Principal Receivables in the Trust represented by the Class A Adjusted Investor Interest as of the end of
                   day on the last day of the related Monthly Period                        $446,250,000.00


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             (f)   The amount of Principal Receivables in the Trust represented by the Class B Investor Interest as of the end of the day on
                   the last day of the related Monthly Period                                $26,250,000.00

             (g)   The amount of Principal Receivables in the Trust represented by the Collateral Interest as of the end of the date on the
                   last day of the related Monthly Period                                    $27,500,000.00

             (h)   The Floating Investor Percentage with respect to the related
                   Monthly Period                                                                  30.8281%

             (i)   The Class A Floating Allocation with respect to the related
                   Monthly Period                                                                  89.2500%

             (j)   The class B Floating Allocation with respect to the related
                   Monthly Period                                                                   5.2500%

             (k)   The Collateral Floating Allocation with respect to the
                   related Monthly Period                                                           5.5000%

             (l)   The Fixed Investor Percentage with respect to the related
                   Monthly Period                                                                  30.8281%

             (m)   The Class A Fixed Allocation with respect to the related
                   Monthly Period                                                                  89.2500%

             (n)   The Class B Fixed Allocation with respect to the related
                   Monthly Period                                                                   5.2500%

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             (o)   The Collateral Fixed Allocation with respect to the related
                    Monthly Period                                                                   5.5000%

        3.   Delinquent Balances
             -------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                         Aggregate                               Percentage
                                                          Account                                  of Total
                                                          Balance                               Receivables
                                                          -------                               -----------

             (a)   30 - 59 days:                         $16,012,810.14                             0.9917%
                                                         ---------------
             (b)   60 - 89 days:                          $9,502,526.10                             0.5885%
                                                          --------------
             (c)   90 - or more days:                    $12,052,455.18                             0.7464%
                                                         ---------------
                                      Total:             $37,567,791.42                             2.3266%
                                                         ---------------

        4.   Investor Default Amount
             -----------------------

             (a)   The Aggregate Investor Default
                   Amount for the related Monthly
                   Period                                                                     $1,908,768.48

             (b)   The Class A Investor Default
                   Amount for the related Monthly
                   Period                                                                     $1,703,575.87

             (c)   The Class B Investor Default
                   Amount for the related Monthly
                   Period                                                                       $100,210.35

             (d)   The Collateral Default Amount
                   for the related Monthly Period                                               $104,982.27

        5.   Investor Charge Offs
             --------------------

             (a)   The aggregate amount of
                   Class A Investor Charge-Offs
                   for the related Monthly Period                                                     $0.00


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             (b)   The aggregate amount of Class A Investor Charge-Offs set
                   forth in 5 (a) above per $1,000 of original Certificate
                   principal amount                                                                   $0.00


             (c)   The aggregate amount of Class B Investor Charge-Offs for the
                   related Monthly Period                                                             $0.00

             (d)   The aggregate amount of Class B Investor Charge-Offs set
                   forth in 5 (c) above per $1,000 of original certificate principal
                   amount                                                                             $0.00

             (e)   The aggregate amount of Collateral Charge-Offs for the
                   related Monthly Period                                                             $0.00

             (f)   The aggregate amount of Collateral Charge-Offs set forth in 5
                   (e) above per $1,000 of original certificate principal
                   amount                                                                             $0.00

             (g)   The aggregate amount of Class A Investor Charge-Offs
                   reimbursed on the Transfer Date immediately
                   preceding this Distribution Date                                                   $0.00

             (h)   The aggregate amount of Class A Investor Charge-Offs set
                   forth in 5 (g) above per $1,000 original certificate
                   principal amount reimbursed on the Transfer Date immediately
                   preceding this Distribution Date                                                   $0.00

             (i)   The aggregate amount of Class B Investor Charge-Offs
                   reimbursed on the Transfer Date immediately preceding this
                   Distribution Date                                                                  $0.00

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             (j)   The aggregate amount of Class B Investor Charge-Offs set
                   forth in 5 (i) above per $1,000 original certificate
                   principal amount reimbursed on the Transfer Date
                   immediately preceding this Distribution Date                                       $0.00

             (k)   The aggregate amount of Collateral Charge-Offs reimbursed on
                   the Transfer Date immediately preceding this Distribution Date                     $0.00

             (l)   The aggregate amount of Collateral Charge-Offs set forth in
                   5(k) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding
                   Distribution Date                                                                  $0.00

        6.   Investor Servicing Fee
             ----------------------

             (a)   The amount of the Class A Servicing Fee payable by the
                   Trust to the Servicer for the related Monthly Period                         $371,875.00

             (b)   The amount of the Class B Servicing Fee payable by the Trust
                   to the Servicer for the related Monthly Period                                $21,875.00

             (c)   The amount of the Collateral Interest Servicing Fee payable
                   by the Trust to the Servicer for the related Monthly Period                   $22,916.67

        7.   Reallocations
             -------------

             (a)   The amount of Reallocated Collateral Principal
                   Collections with respect to this Distribution Date                                 $0.00

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             (b)   The amount of Reallocated Class B Principal Collections with
                   respect to this Distribution Date                                                  $0.00


             (c)   The Collateral Interest as of the close of business on
                   this Distribution Date                                                    $27,500,000.00

             (d)   The Class B Investor Interest as of the close of business
                   on this Distribution Date                                                 $26,250,000.00

        8.   Collection of Finance Charge Receivables
             ----------------------------------------

             (a)   The aggregate amount of Collections of Finance Charge
                   Receivables processed during the related Monthly Period which
                   were allocated in respect of the Class A Certificate                       $5,747,739.92

             (b)   The aggregate amount of Collections of Finance Charge
                   Receivables processed during the related Monthly Period which
                   were allocated in respect of the Class B Certificates                        $338,102.35

             (c)   The aggregate amount of Collections of Finance Charge
                   Receivables processed during the related Monthly Period which
                   were allocated in respect of the Collateral Interest                         $354,202.46

        9.   Principal Funding Amount
             ------------------------

             (a)   The principal amount on deposit in the Principal
                   Funding Account on the related Transfer Date                                       $0.00

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             (b)   The Accumulation Shortfall with respect to the related
                   Monthly Period                                                                     $0.00

             (c)   The Principal Funding Investment Proceeds deposited
                   in the Finance Charge Account on the related Transfer Date                         $0.00

             (d)   The amount of all or the portion of the Reserve Draw Amount deposited in the Finance Charge Account on the related
                   Transfer Date from the Reserve Account                                             $0.00

        10.  Reserve Draw Amount                                                                      $0.00
             -------------------

        11.  Cash Collateral Account
             -----------------------

             (a)   The principal amount on deposit in the Cash Collateral
                   Account on the related Transfer Date (before giving effect to
                   any deposits or withdrawals                                               $10,000,000.00

             (b)   The Required Draw Amount on the related Transfer Date                              $0.00

             (c)   The principal amount on deposit in the Cash Collateral
                   Account on the related Transfer Date (after giving effect to
                   any deposits or withdrawals)                                              $10,000,000.00

             (d)   The Required Cash Collateral Amount (after giving effect to
                   any deposits, withdrawals, or payments)                                   $10,000,000.00

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        12.  Available Funds
             ---------------

             (a)   The amount of Class A Available Funds on deposit
                   in the Finance Charge Account on the related Transfer Date                 $5,747,739.92

             (b)   The amount of Class B Available Funds on deposit in the
                   Finance Charge Account on the related Transfer Date                          $338,102.35

             (c)   The amount of Collateral Available Funds on deposit in
                   the Finance Charge Account on the related Transfer Date                      $354,202.46

        13.  Portfolio Yield
             ---------------

             (a)   The portfolio yield for the related Monthly Period                              11.8751%

             (b)   The Portfolio Adjusted Yield for the related Monthly Period                      4.1178%

F.      Floating Rate Determinations
        ----------------------------

        1.   LIBOR for the interest Period ending on this Distribution Date                        4.93875%
             3/15/99 - 4/15/99

        THE FIRST NATIONAL BANK
        OF ATLANTA
        SERVICER
                                     By:______________________________
                                          Name:  Michael L. Scheuerman
                                          Title: Senior Vice President



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